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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - March 5, 2002
                                                           -------------


                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                         000-26068             95-4405754
         --------                         ---------             ----------
(State or Other Jurisdiction             (Commission         (I.R.S. Employer
of Incorporation or Organization)         File Number)       Identification No.)


500 Newport Center Drive, Newport Beach, California               92660
---------------------------------------------------             ---------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (949) 480-8300
                                                           --------------


                   55 South Lake Avenue, Pasadena, California
                   -------------------------------------------
          (Former Name or Former Address, if Changed since Last Report

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ITEM 7.  EXHIBITS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99.1
                           ------------

                           Press Release dated March 5, 2002 of the Registrant.


ITEM 9.  REGISTRATION FD DISCLOSURE.

         On March 5, 2002, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               ACACIA RESEARCH CORPORATION


Date:  March 5, 2002           By:      /s/ Paul R. Ryan
                                  ---------------------------------------------
                                    Name:  Paul R. Ryan
                                    Title: Chairman and Chief Executive Officer


                                      -3-
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                                  EXHIBIT INDEX
                                  -------------


 EXHIBIT NUMBER                                DESCRIPTION
 --------------                                -----------

     99.1                  Press Release dated March 5, 2002, of the Registrant.



                                  EXHIBIT INDEX
                                       -1-